July 10, 2023

BNY MELLON FUNDS TRUST

-BNY Mellon Focused Equity Opportunities Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the second paragraph in the section "Fund Summary – BNY Mellon Focused Equity Opportunities Fund – Portfolio Management" in the prospectus:

Donald M. Sauber is the fund's primary portfolio manager, a position he has held since March 2018. Mr. Sauber is a portfolio manager and senior equity analyst at BNY Mellon Wealth Management. He also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

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The following chart replaces the information related to BNY Mellon Focused Equity Opportunities Fund in the chart in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Focused Equity Opportunities Fund	Donald M. Sauber

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The information for Thomas Lee, in the section "Fund Details – Management – Biographical Information" in the prospectus is removed in its entirety.

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